                                                                    Exhibit 10.4

Recorded 6/30/99 with the Belknap Registry in Book 1538, Page 727

                                 PARTIAL RELEASE


         THIS PARTIAL RELEASE is made by JOHN HANCOCK REAL ESTATE FINANCE, INC., a Delaware corporation having its principal place of business at John Hancock Place, T-53, 200 Clarendon Street, Boston, Massachusetts 02116 ("MORTGAGEE").

                              W I T N E S S E T H:

         WHEREAS, Mortgagee has made a mortgage loan in the original principal amount of $12,000,000 to Birch Pond Realty Corporation, a Delaware corporation, doing business in the State of New Hampshire as BPRC ("MORTGAGOR"), which loan is secured by, inter alia: (i) a Mortgage, Assignment of Leases and Rents and Security Agreement dated March 1, 1999, by Mortgagor to Mortgagee, and recorded in the Belknap County Registry of Deeds (the "RECORDER'S OFFICE") in Book 1518 at Page 0596 (the "ORIGINAL MORTGAGE"), as modified by a First Mortgage Modification Agreement of even date herewith, by and between Mortgagor and Mortgagee (the "FIRST MODIFICATION"; the Original Mortgage and the First Modification are collectively referred to herein as the "MORTGAGE"); (ii) a certain Assignment of Leases and Rents dated March 1, 1999, by Mortgagor to Mortgagee, and recorded in the Recorder's Office in Book 1518 at Page 0680 (the "ASSIGNMENT"); (iii) a certain UCC-1 Financing Statement dated March 3, 1999 and recorded in the Recorder's Office in Book 1518 at Page 0692 (the "BIRCH POND UCC"); and (iv) a certain UCC-1 Financing Statement dated March 3, 1999 and recorded in the Recorder's Office in Book 1518 at Page 0699 (the "BPRC UCC"; the Birch Pond UCC and the BPRC UCC are sometimes collectively referred to herein as the AUCCS"); and

         WHEREAS, the Mortgage, the Assignment and the UCCs encumber or affect certain land and other real property located in the Town of Tilton, County of Belknap, New Hampshire, and more particularly described in the Mortgage; and

         WHEREAS, pursuant to paragraph 72 of the Mortgage, Mortgagor has now requested that Mortgagee release the "RELEASE PARCEL," as more particularly described on SCHEDULE A attached hereto and made a part hereof, from the lien of the Mortgage, Assignment, and the UCCs;

         NOW, THEREFORE, for good and valuable consideration received by Mortgagee, Mortgagee does hereby release and discharge the lien of the Mortgage, the Assignment, and the UCCs to the extent that such lien encumbers the Release Parcel. This Partial Release shall not in any way affect or impair the lien or effect of the Mortgage, Assignment or the UCCs or any rights of Mortgagee thereunder, with respect to the remainder of the Mortgaged Property which has not been released under this Partial Release.

         IN WITNESS WHEREOF, Mortgagee has caused this Partial Release to be executed this 28th day of June, 1999.

Signed, Sealed and Delivered
in the Presence of:


/s/  Noreen Scott                     JOHN HANCOCK REAL ESTATE
------------------------------            FINANCE, INC., a Delaware corporation
Print Name: Noreen Scott


/s/  Roseann Carbone                      By: /S/ William G. McPadden
------------------------------               ----------------------------------
Print Name: Roseann Carbone                    Name: William G. McPadden
                                               Title: Vice President




COMMONWEALTH OF MASSACHUSETTS  )
                               ) SS.
COUNTY OF SUFFOLK              )

         On this the 28th day of June, 1999, before me, Mary R. Steede, the undersigned, personally appeared William G. McPadden, who acknowledged himself to be the Vice President of JOHN HANCOCK REAL ESTATE FINANCE, INC., a Delaware corporation, and that he, as such Vice President, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Vice President.

         In witness whereof I hereunto set my hand and official seal.


                                               /s/  Mary R. Steede
                                               --------------------------------
                                               Name: Mary R. Steede
                                               Notary Public
                                               My Commission Expires: 2/04/05

                                               [NOTARY SEAL]

                                   SCHEDULE A

                          DESCRIPTION OF RELEASE PARCEL

That certain lot or tract of land, with the buildings and improvements thereon, located in Tilton, Belknap County, New Hampshire, and being more particularly described as follows: Lot 2 and Lot 3 as shown and described on that certain plan entitled "Subdivision, Plan of Land Prepared for Birch Pond Realty Corporation, Route 132 (Sanborn Road) Tilton, NH" sheets 1 and 2 of 2, dated April 8, 1999 by Yerkes Surveying Consultants, Laconia, NH, and certified by Frank P. Yerkes on May 17, 1999, which plan was recorded on May 12, 1999 in the Belknap County Registry of Deeds in Drawer L31 as Plan No. 99 and 100, which Lot 2 and Lot 3 are also shown and described on that certain map entitled "ALTA/ACSM LAND TITLE SURVEY, Plan of Land Prepared for Birch Pond Realty Corporation, Route 132, (Sanborn Road) Tilton, NH, dated June 8, 1999, Scale 1" = 100', by Yerkes Surveying Consultants, Laconia, NH, and certified by Frank P. Yerkes on June 21, 1999, which plan was recorded on June 25, 1999 in the Belknap County Registry of Deeds in Drawer L32 as Plan No. 32 and 33.